Fees Summary	Jun. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,311.95
Total Fee Amount	1,381.42
Total Transaction Valuation	10,003,009.00
Total Offset Amount	0.00
Net Fee	$ 69.47